RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS	RELATED-PARTY TRANSACTIONS
Certain holders of Legacy Pear Series A preferred stock formerly had representation on the Company’s board of directors and purchased shares of Legacy Pear Series B preferred stock pursuant to the Legacy Pear Series B Agreement. Certain holders of Legacy Pear Series A and B preferred stock formerly had representation on the Company’s board of directors and purchased shares of Legacy Pear Series C preferred stock pursuant to the Legacy Pear Series C Agreement. Certain holders of Legacy Pear Series A, B and C preferred stock formerly had representation on the Company’s board of directors and purchased shares of Legacy Pear Series D preferred stock pursuant to the Legacy Pear Series D Agreement.
In December 2020, in connection with the Legacy Pear D-2 Preferred Stock offering, the Company completed a tender offer. In connection with the tender offer, the Company purchased 2,788,732 shares of Legacy Pear common stock from the CEO, and 41,100 Legacy Pear common shares from certain eligible employees, at a purchase price of $3.9433 per share totaling $11,159 and resulting in a stock-based compensation expense of $7,254, representing the difference between the purchase price and the estimated fair value of the Legacy Pear common stock on the date of the sale. The Company also repurchased 1,656,467 Legacy Pear common shares from certain other shareholders for a total purchase price of $6,532. In total, the Company repurchased 4,486,299 shares of Legacy Pear common stock from investors having a total purchase price of $17,691.